Other Non Current Assets	6 Months Ended
Jun. 30, 2011
Other Non Current Assets Disclosure
Other Non Current Assets Disclosure
(Expressed in thousands of United States Dollars – except for share and per share data, unless otherwise stated)

7. Other non current assets:

The amounts included in the accompanying consolidated balance sheets are as follows:

	December 31,	June 30,
	2010	2011
Security deposits for derivatives	$78,600	$59,300
Delivery payment for drillship	294,569	0
Option for construction of drillships	99,024	24,756
Other	0	11,878
Balance at end of year/period	$472,193	$95,934

As of December 31, 2010, security deposits (margin calls) of $39,500 and $39,100 for the Ocean Rig Poseidon and the Ocean Rig Mykonos, respectively, were paid and recorded as "Other non current assets" in the accompanying consolidated balance sheet as of December 31, 2010. As of June 30, 2011, security deposits (margin calls) of $30,000 and $29,300 for the Ocean Rig Poseidon and the Ocean Rig Mykonos, respectively, were recorded as "Other non current assets" in the accompanying interim condensed consolidated balance sheet. These deposits are required by the counterparty due to the market loss in the swap agreements as of December 31, 2010 and June 30, 2011.

On December 28, 2010 the final yard installment of $294,569 for the Ocean Rig Corcovado was paid to a suspense account and was recorded as 'Other non current assets' in the accompanying consolidated balance sheets. On January 3, 2011 and in connection with the delivery of Ocean Rig Corcovado the balance in the suspense account was released to the yard.

On November 22, 2010, the Company, entered into a contract with Samsung for the construction of up to four additional ultra-deepwater drillships, which would be "sister-ships" to the Ocean Rig Corcovado, Ocean Rig Olympia, Ocean Rig Poseidon and the Ocean Rig Mykonos with certain upgrades to vessels design and specifications. The total construction cost is estimated to be $608.0 million per drillship. The option agreement required the Company to pay a non-refundable slot reservation fee of $24,756 per drillship, which fee will be applied towards the drillship contract price if the options are exercised. The UDW option agreement was novated by the Company to the Company's majority-owned subsidiary, Ocean Rig UDW, on December 30, 2010, at a cost of $99,024 paid by Ocean Rig UDW. During the six-month period ended June 30, 2011, the Company paid an additional amount of $30,019 to exercise three of the above options. On May 16, 2011, Ocean Rig UDW, entered into an addendum to the option agreement for the construction of up to two additional ultra-deepwater drillships with the same contract terms, conditions and specifications as the four drillships of the option agreement and to extend the date to exercise the fourth option from November 22, 2011 to January 31, 2012.

The Company has exercised three of the six options under the option agreement and, as a result, has entered into shipbuilding contracts for three seventh generation, ultra-deepwater drill ships with deliveries scheduled in July 2013, September 2013 and November 2013, respectively. The Company may exercise the three remaining newbuilding drillship options at any time on or prior to January 31, 2012, with vessel deliveries ranging from the first to the third quarter of 2014, depending on when the options are exercised.